UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COMMONWEALTH INTERNATIONAL SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Commonwealth International Series Trust
791 Town & Country Boulevard, Suite 250
Houston, TX 77024-3925

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on December 4, 2024

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)

Important Notice Regarding Availability of Proxy Materials for the
Special Shareholder Meeting to be held on December 4, 2024:

This Proxy Statement is available online at the following website:

https://vote.proxyonline.com/commonwealth/docs/proxy2024.pdf

To Shareholders of Commonwealth International Series Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on December 4, 2024 at 10:00 a.m., Central Time at the offices of the Trust at c/o Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect three Independent Trustees to the Board of Trustees of the Trust, as follows: John Akard, Jr., Caroline Montalbano and Anthony Box, Jr.

2.	To elect two Interested Trustees to the Board of Trustees of the Trust, as follows: Robert W. Scharar and Christina Doherty.

3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

The Board of Trustees recommends that you vote FOR each Trustee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on October 18, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at https://vote.proxyonline.com/commonwealth/docs/proxy2024.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-967-4617.

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By Order of the Board of Trustees of the Trust,

Robert W. Scharar

Robert Scharar, President,

Commonwealth International Series Trust

October 18, 2024

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: confidential	Household ID: 000000

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

PROXY CARD

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative

(800) 967-4617 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope

Commonwealth International Series Trust
FUND NAME MERGE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2024

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints William LeVay and Wesley Yuhnke as attorneys-in-fact, agents and proxies of the undersigned, with full power of substitution, to vote all the shares of the above-mentioned fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 4, 2024, 10:00 a.m., Central Time at the offices of the Trust at c/o Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925, or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 4, 2024. The proxy material for the Meeting is available at: https://vote.proxyonline.com/commonwealth/docs/proxy2024.pdf

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (800) 967-4617 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

FUND NAME MERGE

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PROXY CARD

Signature (and title if applicable)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) has been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

1.	To elect three Independent Trustees to the Board of Trustees of the Trust:	FOR	WITHHOLD
	1a. John Akard, Jr.	○	○
	1b. Caroline Montalbano	○	○
	1c. Anthony Box, Jr	○	○

2.	To elect two Interested Trustees to the Board of Trustees of the Trust:	FOR	WITHHOLD

	2a. Robert W. Scharar	○	○

	2b. Christina Doherty	○	○

3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING